PURGE VIRUS

STAY SAFE and HEALTHY



RESTAURANTS & NIGHT CLUBS

DISINFECTION SOLUTIONS

PURGE VIRUS

Table of Contents

Overview

Next Steps

PURGE VIRUS

Cover Letter

Dear Restaurant or Night Club Owner/Manager,

COVID-19 has generated previously unimaginable challenges on human life and economic sustainability. Restaurants and Night Clubs have been hit hardest in many areas of the US. Our Purge Virus team is pleased to provide you with this breakdown of how we can help you address the challenges and create safer environments for your customers and staff. We have proven disinfection technology, and we can help you re-open and stay open, without burdening your cash flow. We have the right technology and over $300 million in financing to provide zero upfront cost solutions. Please note that the Portable Devices are often appropriate for smaller size locations than the In-Duct devices for larger facilities such as clubs.

We welcome a call or video conference with you and/or the appropriate member(s) of your team. As an architect with three decades of experience in sustainable design (University of Virginia ‘89 and Masters at University of Pennsylvania ‘93) and three elected terms on the Governing Board of the Sustainable Business Network, I can add value with our team to meet your needs. Count on me to take a proactive role in the development and implementation of the solutions for your operation.



Charlie Szoradi
CEO
Purge Virus, LLC
Charlie.Szoradi@PurgeVirus.com
Direct: 610-XXX-XXXX

PURGE VIRUS

Overview

Purge Virus LLC is your "One-Stop-Shop" for proven and cost-effective germicidal disinfection of air and surfaces across the commercial and residential landscape. We also provide Personal Protection Equipment (PPE) to further help reduce the spread of Covid-19 and future viruses.


In-Room Disinfection
HVAC In-Duct Disinfection
HVAC Coil & Pan Disinfection
PURGE VIRUS
Personal Protective Equipment
Qualified Installer Network
Certification + Specification < DOCUMENTATION > + Testing + Performance

In short, we focus on creating safe, healthy, and also energy efficient "smart" properties. We have developed a consortium of industry professionals, manufacturers, and installers, so that we can recommend and provide the most appropriate disinfection solutions for a diverse range of facilities in the US and around the world. We also offer $0 upfront cost options and turn-key projects that include rebate administration for the growing number of incentives launched following the Covid-19 outbreak.

Disinfection + PORTABILITY

Two Examples: Small and Large Devices

These ultraviolet devices come ready for instant use with plugs for standard outlets. The specification data and video highlights are available at: https://purgevirus.com/portable-devices/



Small Device: Size: 10.6" W x 8.6" H x 4.0" D
Coverage area: 142 sq ft at ACH 6
Typical placement: Counter, shelf, or wall mount
Ideal applications: Small offices, conference rooms, dental operatories + home/apartment use.



Large Device: 21.5" W x 18.5" H x 8" D
Coverage area: 160 up to 1,000 sq ft
Typical placement: Floor
Ideal applications: Retail stores, restaurants + home/apartment use.


CATALYTIC AIR PURIFICATION
Air Quality
VOC Sensor
Room Size/Fan Speed
1,000 820 650 465 310 160
93 76 60 43 29 15
Air Filter
Service
Reset
UV Lamp
Service
Reset
Power
Fan Speed
Sleep Mode

PURGE VIRUS

In-Duct Ultraviolet Devices

Along with the safety measures that you may already be undertaking, clean air is becoming the “new normal.” Just as sprinkler systems help prevent the spread of fires, ultraviolet light is proven to help prevent the spread of viruses. Leveraging the systemic advantages of HVAC duct work is a powerful means to purge COVID-19.







Top technology coupled with top quality installation services equals cost-effective results.


Ultraviolet and disinfection technologies
PURGE VIRUS
STAY SAFE and HEALTHY
www.PurgeVirus.com

BUY AMERICAN ACT
BAA
COMPLIANT

MADE in USA

50,000 Devices Produced Over 50 Years

In-Duct Ultraviolet Devices (large scale)

In-Duct SAMPLE: For properties with large scale Air Handling Units (ACHs) with large Cubic feet per Minute (CFM) of indoor air distribution.

Status Quo Pathogens pass through the Coil into the Plenum and Ducts.)
Elevation of Coil (left) Cross Section of Plenum (right) feeding into Ducts



Upgraded System with (24) high power UVC lamps installed downstream from the Coil (This cleans the COIL for energy savings and cleans the AIR by maximizing pathogen irradiation in the DUCTS.)



This example above is for a property with multiple air handling units. This particular AHU-1 has three rows of two coils that are each 8' wide x 3.5' tall. The six coils are stacked three high in the plenum that is 16' wide x 11.5' tall. The CFM is 73,600 and the approximate square footage of the conditioned area for this ACH-1 is 60,000 SF.

Our disinfection solutions for these size systems have an order of magnitude for installed cost between $0.23 / sq ft to $0.33 / sq. ft. of the indoor floor coverage area.

PURGE VIRUS — *Sample Track Record*

Recent accounts range from New York City high-rise buildings to California dental practices and from a major national real estate development firm to regional beauty salons.

Since the second half of the 20th century, one of our Purge Virus US production partners has manufactured more than 50,000 germicidal UV light devices. The client list is extensive, and here are just a few examples of major accounts:

- **US Government:** US Army, Air Force and Naval Hospitals, US Veterans Administration Hospitals, US Department of Agriculture, US Food & Drug Administration
- **Institutions:** Infectious Disease Research Institute
- **Healthcare:** New York State Department of Health, Albert Einstein Medical Center, Burbank Hospital, Children's Hospital Medical Center of Boston, Methodist Healthcare of San Antonio
- **Food/Beverage:** Safeway Stores, Anheuser-Busch, Campbell Soup, Coca-Cola, Pepsi Cola, Del Monte, Dr. Pepper/7-Up, General Foods, Gerber Products, Guinness, Heinz, Hershey's, Kraft, M&M/Mars, Minute Maid, Ralston Purina, Pepperidge Farms
- **Education:** Princeton University, Cornell University, Johns Hopkins University, Ohio State University
- **Pharma:** Merck, Bristol-Myers Squibb, Eli Lilly
- **Other customers you may recognize:** IBM, 3-M, Dupont, Union Carbide, Proctor & Gamble

PURGE VIRUS *Bipolar Ionization*

Bipolar Ionization is another means to reduce the spread of COVID-19. Purge Virus is pleased to share that our manufacturing partner has generated very positive results.


HUMAN
CELL
Without Bipolar Ionization = CONTAMINATION
(attraction to cells)
STOP
HUMAN
CELL
With Bipolar Ionization = PROTECTION
(rejection from cells)

99.4% virus inactivation without any ozone.

RESULTS COUNT: 99.4% reduction rate on a SARS-CoV-2 (COVID-19) surface strain within 30 minutes, the first instance in which an air purification company has effectively neutralized SARS-CoV-2 in this manner. The laboratory study was designed to mimic ionization conditions like that of a commercial aircraft's fuselage. Based on viral titrations, it was determined that at 10 minutes, 84.2% of the virus was inactivated. At 15 minutes, 92.6% of the virus was inactivated, and at 30 minutes, 99.4% of the virus was inactivated.

Four (4) great ways to let your people know what you have done to help keep them safe:

1. Door Stickers
2. Visible portable and/or wall mount devices
3. Table Tent/Signage
4. Inclusion in our "Locator" app (coming soon)




CLEAN
PURGE VIRUS
Air!


YOUR LOGO
LOOK UP!
We're using Germicidal Ultraviolet Light to Disinfect the Air.
MADE IN USA
let them know how much you care

PURGE VIRUS *Mobile App*

The Purge Virus Mobile App (under development) has three primary screens. Screen 1 is the "home" and it lets you:

A) Find a disinfected place by either location or type of business, such as a restaurant, fitness center, retirement home, etc.

B) Lets you see options for how to sanitize your business or home with clean-technology.


LOCATION
19406
King of Prussia, PA – Suburb of Philadelphia
MORE
5 Miles


Find a Sanitized Place
LOCATION
Zip Code
TYPE
Restaurant
SEARCH
Clean-Tech for Me
Commercial
Home


SOLUTIONS
19406
King of Prussia, PA – Suburb of Philadelphia
Clean-Tech for Me
Commercial
Home
New Products
Release Date:
04/18/2020
GET A QUOTE
Technology Choices
Qualified Installers
Research Reports
SEE REVIEWS

PURGE VIRUS

Personal Protection Equipment (PPE)

PPE In-stock and also en route is key for many volume buyers that do not want to send funds overseas and wait for ocean or air shipping. Purge Virus is fortunate to have a consortium member that focuses specifically on Personal Protective Equipment (PPE) with experience, factory-direct pricing, and multiple US warehouses to service end users as well as distribution and reseller customers.

Personal Protection Equipment	Description	Order QTY	Dallas, TX and Los Angeles, CA Warehouse Inventory	Current Inventory Volume	In Transit Inventory
	BYD Brand Disposable Surgical Mask Respirator FFP1 MOQ 2000pcs Below 2000, 5% Adder	< 20K	$0.36	1,700,000 +/- pcs California Ready To Ship	5,000,000 in transit to U.S Arrival July 25.
		20K - 50K	$0.34		
		> 50K	$0.32		
	Isolation Gowns Level 3 Disposable INTCO Brand MOQ <2000 *5% Adder	< 20K	$4.75	200,000 +/- pcs California Ready To Ship	250,000 more In transit to U.S. Arrival July 30th
		20K - 50K	$4.60		
		> 50K	$4.50		
	KN95 NonMedical Mask Respirator FFP2 MOQ <2000pcs *5% Adder	< 2K	$2.25	1,220,000 +/- pcs California Ready To Ship	
		2K - 50K	$2.15		
		> 50K	$1.95		
	BYD Brand N95 Particulate Mask >95% MOQ <2000pcs *5% Adder	2K - 5K	$3.85	150,000 +/- pcs California Ready To Ship	More: 500,000 In transit to U.S Arrival August 15.
		5K - 10K	$3.65		

	Infrared Thermometer	All Levels	$42.00	1,000 +/- pcs Dallas Ready To Ship	10,000 more In transit to U.S. Arrival in July 30.
	Sani Ultra Gel Hand Sanitizer 6.5 fl oz, FDA approved (flip top squeeze container)	> 20K	$3.72	1,000,000 +/- pcs California Ready To Ship	U.S. Made 300,000 Weekly Capacity in California Production Facility
	INTCO Brand Alcohol/Gel Hand Sanitizer 16oz/500ml, FDA approved MOQ 24 pcs 13.4kg/ctn	2K - 10K	$6.90	1,500,000 +/- pcs California Ready To Ship	1,000,000 more in transit to California August 10th.
		10K - 25K	$6.70		
		> 100K	$6.25		
	Quick Dry Hand Sanitizer 17 fl oz, FDA approved (pump top container)	< 2K	$6.90	100,000 +/-pcs Dallas Ready To Ship	50,000 more In transit to US Arrival in July 30th.
		2K - 5K	$6.85		
		> 5K	$6.75		
	Shoe cover: Polyethylene film liquid protection (One-Size)	> 20K	$0.15	265,000 pcs	TBD

	Vinyl Gloves: Blue, Powder free	Size--M	$0.07	1,300,000 pcs	300K-500K Arriving Each Week
	Vinyl Gloves: White, Powder free	Size--L	$0.07	800,000 +/-pcs	More: July 25 1,300,000 (M) + 700,000 (L); +200,000 (S) 2,800,000 (XL)
	INTCO Brand Synmax 4G Nitrile Gloves: 4 mil, Blue, Powder free	All Sizes	$0.10	1,000,000 +/- pcs	1,000,000 In transit to U.S Arrival August 1st.
	Face Shield Direct Splash Protection MOQ 1,500pcs	<5K 5K-50K	$1.95 $1.75	150,000 +/- pcs California Ready To Ship	150,000 more In transit to U.S Arrival July 30.
	Surgical Goggles Anti-Fog	One Size	$5.15	1500 +/- pcs Dallas Ready To Ship	2,500 more In transit to US Arrival in July 28.

PURGE VIRUS

Energy Optimization




POWER MONITORING



TODAY's CHALLENGE:

COVID-19 has and will continue to impact revenue, and Air Conditioning and Refrigeration are often fixed costs that account for over 20% of commercial building electricity costs.

Optimizing existing equipment with dynamic variables is one of the most cost-effective ways to preserve net operating income.

OptikW

SCIENCE + PROVEN RESULTS = GUARANTEED SAVINGS

Overview: Purge Virus has a strategic partnership with the Energy Intelligence Center (EIC), and EIC's OptikW software platform saves between 15% to 40% of commercial and industrial cooling energy costs.

The Science: OptikW addresses dynamic variables, such as the constantly changing ambient air temperature, relative humidity, and dew point. This platform reduces costs by synchronizing elements within chillers, heat pump HVAC systems, and process cooling, according to the equipment specifications to maximize energy and cost savings.

Proven Results: Over the past ten years, the deliverables have been middleware technology and consulting that dynamically optimize existing cooling systems in order to increase efficiencies across equipment settings, pumps, air handling units and cooling towers for optimal balancing of loads, pressures, temperatures and flows. Our compensation is often based on a percentage of the energy saved with a Software as a Service (SaaS) model.

Market Traction: Our algorithmic technology has been deployed around the world, across facilities ranging from multiple Starwood Group LEED Platinum Hotels to a major District Cooling Plant in Saudi Arabia. Most recently in the United States, we are engaged with Related Companies (www.Related.com) which has over $60 billion of real estate development and acquisition activity as well as specialized projects like Science Park Development Corporation (www.ScienceParkNewHaven.org) established by Yale University, the City of New Haven, Olin Corporation and the State of Connecticut.

Job Creation

We’re turning “lemons” into “lemonade”.

COVID-19 has woken up the world to our vulnerabilities, and Purge Virus is not sitting back on the sidelines but roaring onto the field with training programs for jobs in a whole new generation of smart buildings that have clean air and energy efficient HVAC systems.


CREATE
JOBS

Next Steps

Step 1: CONTACT US
Email us to book a convenient day and time for a call/video conference so that we can learn more about your needs and share information about the most appropriate technology to help you thrive in the national recovery from COVID-19.
Info@PurgeVirus.com

Step 2: SHARE INFORMATION
Visit our website and click on the “Get Started” button (graphic below) to get our data sheet questionnaire. The more information that you provide us, the better we can make the most of our time on the call. Based on the information, we will also dedicate time, at our cost, to shape a preliminary disinfection solutions proposal for you.


GET STARTED
(Click to Get Started: DATA SHEET for Appropriate Devices)

Here is the direct link to the data sheet to get started:
https://purgevirus.com/wp-admin/PURGE-VIRUS-Data-Sheet-2020.08.24.xlsx